TERM SHEET DATED JUNE 11, 1999 (SUBJECT TO REVISION)
    FREMONT HOME LOAN OWNER TRUST, SERIES 1999-2, $500,000,000 (APPROXIMATE)

                  FREMONT HOME LOAN OWNER TRUST, SERIES 1999-2

                           $500,000,000 (APPROXIMATE)
                               Subject to Revision

                     June 11, 1999 - Computational Materials

The analysis in this report is based on information provided by the Seller. Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[Graphic Omitted] CHASE LOGO

------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
            MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
------------------------------------------------------------------------------
                  $500,000,000 (APPROXIMATE) OFFERING AMOUNT
                               FSA BOND INSURED
BOND SUMMARY*

================================================================================
                                         LAST   PRINCIPAL            EXPECTED
       APPROXIMATE             WAL    PRINCIPAL  WINDOW   MATURITY   RATINGS
CLASS     SIZE      COUPON   (YEARS)   PAYMENT  (YEARS)     DATE   (MOODY'S/S&P)
--------------------------------------------------------------------------------
 A-1   $79,679,885   Fixed     3.15     11/06      7.42    6/25/30    Aaa/AAA
 A-2  $347,136,218  Floater    2.69     11/06      7.42    6/25/30    Aaa/AAA
 A-3   $73,183,897  Floater    2.69     11/06      7.42    6/25/30    Aaa/AAA
================================================================================

*At a pricing scenario of 4% CPR increasing to 24% CPR over 12 months for the fixed rate collateral and 27% CPR for the adjustable rate collateral and to the Optional Redemption.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)
                           --------------------------
                   (COMPLETE COLLATERAL TABLES ON PAGES 13-32)

================================================================================
                                               POOL 1        POOL 2       POOL 3
--------------------------------------------------------------------------------
Number of Loans:                                  845         2,421          183
Current Balance:                          $70,707,966  $243,255,086  $54,478,825
Average Balance:                              $83,678      $100,477     $297,698
Minimum Balance:                              $14,816       $14,950     $240,909
Maximum Balance:                              $49,714      $302,921     $499,697
Wtd Average Coupon:                          10.1516%      10.0286%      9.4874%
Wtd Average Original Term (months):               335           360          360
Wtd Average Seasoning (months):                     4             2            2
Wtd Average Original Loan-To-Value:            74.86%        77.76%       79.24%
Amortization Type:
ARM  loans (% of Statistical Pool                   -          100%         100%
Principal Balance)
Fixed  loans (% of Statistical Pool              100%             -            -
Principal Balance)

ARM Summary Information:
     Wtd Avg Initial Periodic Rate Cap:             -         2.83%        2.80%
     Wtd Avg Subsequent Periodic Rate Cap:          -         1.45%        1.44%
     Wtd Avg Margin:                                -         6.29%        6.19%
     Wtd Avg Life Cap:                              -        16.95%       16.35%
     Wtd Avg Months to Roll:                        -         27.19        27.11
================================================================================

BOND SENSITIVITY TO PREPAYMENTS

PREPAYMENT SCENARIOS

================================================================================
                        S-1       S-2       S-3       S-4       S-5       S-6
--------------------------------------------------------------------------------
Class A-1*               0%       50%       75%       100%      125%      150%
Class A-2**              0%       15%       20%       27%       35%       45%
Class A-3**              0%       15%       20%       27%       35%       45%
================================================================================

* As a percentage of the Prepayment Assumption (4% CPR increasing to 24% CPR over 12 months)

** CPR


TO OPTIONAL REDEMPTION:

================================================================================
CLASS A-1          S-1      S-2      S-3     S-4      S-5     S-6
--------------------------------------------------------------------------------
AVERAGE LIFE      16.67    6.00     4.21    3.15     2.47    1.99
YIELD @ 100.00    7.34%    7.28%   7.24%    7.20%   7.16%    7.11%
DURATION           8.79    4.27     3.26    2.59     2.11    1.74
FIRST PAY         07/99    07/99   07/99    07/99   07/99    07/99
LAST PAY          09/27    04/13   08/09    11/06   12/04    07/03
WINDOW (YEARS)    28.25    13.83   10.17    7.42     5.50    4.08
================================================================================


================================================================================
CLASS A-2          S-1      S-2      S-3     S-4      S-5     S-6
--------------------------------------------------------------------------------
AVERAGE LIFE      20.82    5.00     3.71    2.69     2.00    1.47
FIRST PAY         07/99    07/99   07/99    07/99   07/99    07/99
LAST PAY          03/28    04/13   08/09    11/06   12/04    07/03
WINDOW (YEARS)    28.75    13.83   10.17    7.42     5.50    4.08
================================================================================


================================================================================
CLASS A-3          S-1      S-2      S-3     S-4      S-5     S-6
--------------------------------------------------------------------------------
AVERAGE LIFE      20.75    5.00     3.71    2.69     2.00    1.47
FIRST PAY         07/99    07/99   07/99    07/99   07/99    07/99
LAST PAY          03/28    04/13   08/09    11/06   12/04    07/03
WINDOW (YEARS)    28.75    13.83   10.17    7.42     5.50    4.08
================================================================================

TO MATURITY:

================================================================================
CLASS A-1          S-1      S-2      S-3     S-4      S-5     S-6
--------------------------------------------------------------------------------
AVERAGE LIFE      16.67    6.43     4.60    3.51     2.80    2.31
YIELD @ 100.00    7.34%    7.30%   7.27%    7.25    7.22%    7.20%
DURATION           8.79    4.40     3.42    2.76     2.30    1.96
FIRST PAY         07/99    07/99   07/99    07/99   07/99    07/99
LAST PAY          09/27    11/24   11/20    06/16   10/13    03/11
WINDOW (YEARS)    28.25    25.42   21.42    17.00   14.33    11.75
================================================================================


================================================================================
CLASS A-2          S-1      S-2      S-3     S-4      S-5     S-6
--------------------------------------------------------------------------------
AVERAGE LIFE      20.88    5.36     4.02    2.91     2.16    1.58
FIRST PAY         07/99    07/99   07/99    07/99   07/99    07/99
LAST PAY          05/29    09/25   02/21    09/15   07/11    04/08
WINDOW (YEARS)    29.92    26.25   21.67    16.25   12.08    8.83
================================================================================


================================================================================
CLASS A-3          S-1      S-2      S-3     S-4      S-5     S-6
--------------------------------------------------------------------------------
AVERAGE LIFE      20.81    5.35     4.02    2.91     2.16    1.58
FIRST PAY         07/99    07/99   07/99    07/99   07/99    07/99
LAST PAY          05/29    08/25   02/21    09/15   07/11    04/08
WINDOW (YEARS)    29.92    26.17   21.67    16.25   12.08    8.83
================================================================================

PRICING INFORMATION


PRICING SPEEDS:               4%  CPR,  increasing  to 24% CPR  over  12  months
                              (Fixed Rate  Collateral) 27% CPR (Adjustable  Rate
                              Collateral)

PAYMENT DATE:                 The 25th day of each  month (or the next  Business
                              Day thereafter) commencing in July of 1999.


INTEREST ACCRUAL PERIOD:      For  the  Class  A-1  Notes,  the  calendar  month
                              immediately preceding the month in which the relevant payment date occurs. For the Class A-2 and Class A-3 Notes, the period beginning on the prior payment date (or on the Closing Date in the case of the first payment date) and ending on the day prior to the relevant payment date.

PAYMENT DELAY:                24 days  for  the  Class  A-1  Notes 0 days on the
                              Class A-2 Notes and Class A-3 Notes

SETTLEMENT (CLOSING) DATE:    On or about June 24, 1999

CUT-OFF DATE:                 June 1, 1999 (close of business)


MATURITY DATE:                The Maturity  Date for the Class A-1 Notes is July
                              25, 2030, although it is anticipated that the actual maturity date for the Class A-1 Notes will occur significantly earlier than the Maturity
                              Date.

                              The Maturity Date for the Class A-2 Notes is July 25, 2030, although it is anticipated that the actual maturity date for the Class A-2 Notes will occur significantly earlier than the Maturity Date.

                              The Maturity Date for the Class A-3 Notes is July 25, 2030, although it is anticipated that the actual maturity date for the Class A-3 Notes will occur significantly earlier than the Maturity Date.

OPTIONAL REDEMPTION DATE:     The Optional  Redemption Date is the first Payment
                              Date on which the aggregate Loan Balance of the Home Equity Loans has declined to less than 10% of the aggregate Loan Balance of the Home Equity
                              Loans as of the Cut-Off Date.

REDEMPTION PRICE:             The  Redemption  Price will be an amount that will
                              at  least  pay  in  full   accrued   interest  and
                              principal on the Notes and certain other expenses.

OPTIONAL REDEMPTION:          The holders of Residual Interests exceeding in the
                              aggregate a 50% interest may, at their option effect an early redemption of the Notes and terminate the Trust on any Payment Date on or after the Optional Redemption Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Redemption Price. In addition, the Note Insurer will have rights under limited circumstances, to purchase the Home Equity Loans and thereby effect a redemption of the Notes.

INITIAL TURBO:                With  respect to each class of Notes,  100% of the
                              excess  cash  flow from the  related  Pool of Home
                              Equity Loans will be used to accelerate such class
                              of Notes  until the  overcollateralization  target
                              for  such   Class  is   reached.   To  the  extent
                              necessary, after the overcollateralization  target
                              with  respect to each  Class of Notes is  reached,
                              100% of the excess cash flow from the related Pool
                              of  Home  Equity   Loans  will  be   available  to
                              accelerate such Class of Notes to maintain the then current overcollateralization target for such Class. Any remaining excess cash flow may be used to cover shortfalls incurred by the other Classes of Notes due to delinquencies and losses that occur in the other Pools. Excess cash flow may, under certain circumstances, be deposited in the Reserve Account (defined below).

SERVICING/OTHER FEES:         The   collateral   is  subject  to  certain  fees,
                              including a servicing fee of 0.50% per annum payable monthly, Note Insurer fees, and Indenture
                              Trustee fees.

ADVANCING:                    The Master  Servicer  is  required  to advance any
                              delinquent  payment of interest  and  principal to
                              the  extent   such   amounts   are  deemed  to  be
                              recoverable  (the  "Delinquency  Advances").   The
                              Servicer  is required  to advance  reasonable  and
                              customary  expense  advances  with  respect to the
                              loans (for items such as taxes and  insurance)  to
                              the  extent  such   advances   are  deemed  to  be
                              recoverable ("Servicer Advances").

DESCRIPTION OF SECURITIES

TITLE OF SECURITIES:          Fremont  Home Loan Owner Trust  1999-2,  Home Loan
                              Asset-Backed Notes, Series 1999-2.

OFFERING AMOUNT:              Approximately $500,000,000

CERTIFICATES:                 Residual Interest (not offered)

LEAD UNDERWRITER:             PaineWebber Incorporated

CO-UNDERWRITERS:              Banc One Capital  Markets,  Inc. Chase  Securities
                              Inc.   Credit  Suisse  First  Boston  First  Union
                              Capital Markets

TRANSFEROR/MASTER SERVICER:   Fremont  Investment  &  Loan  (a  Fremont  General
                              Company) Headquartered in Anaheim, CA

DEPOSITOR:                    PaineWebber Mortgage Acceptance Corporation IV

SERVICER:                     Fairbanks Capital Corp.

OWNER TRUSTEE:                Wilmington Trust Company

INDENTURE TRUSTEE:            First Union National Bank

STATISTICAL CALCULATION DATE: The  collateral   described   herein  and  in  the
                              prospectus supplement represents the pool of Home Equity Loans as of the Statistical Calculation Date of May 25, 1999. It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be approximately $500,000,000.

HOME EQUITY LOANS:            - First lien,  fixed and adjustable  rate mortgage
                              loans.

                              - 1-4 Family residential properties, condominium units, and manufactured homes.

                              - A substantial percentage of the loans do not conform to FNMA or FHLMC underwriting standards or to those standards typically applied by banks or other lending institutions, particularly with regard to a borrower's credit history.

                              - Approximately 87.24% (by Statistical Calculation Date aggregate principal balance) of the Home Equity Loans bear prepayment premiums.

HOME EQUITY LOANS:            The Trust is comprised primarily of three pools of
                              mortgage  loans.  The first pool of loans ("Pool 1
                              Loans")  will back the Class  A-1  Notes,  in that
                              payments  on the Pool 1 Loans  will  generally  be
                              used to make  payments  on the  Class  A-1  Notes.
                              Similarly,  the  second  pool of  loans  ("Pool  2
                              Loans") will back the Class A-2 Notes and the third pool of loans ("Pool 3 Loans") will back the Class A-3 Notes.

                              POOL 1 LOANS: The Pool 1 Loans have an aggregate principal balance of $70,707,966 as of the Statistical Calculation Date. All of the Pool 1 Loans, by Statistical Calculation Date aggregate principal balance, will bear interest at a fixed rate for the term of the loan. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 1 Loans conveyed to the Trust at closing will be approximately $79,679,885.

                              POOL 2 LOANS: The Pool 2 Loans have an aggregate principal balance of $243,255,086 as of the Statistical Calculation Date. All of the Pool 2 Loans are adjustable rate Loans that, after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. The original principal balance of each Pool 2 Loan will not exceed the maximum loan amounts shown in the table below. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 2 Loans conveyed to the Trust at closing will be approximately $347,136,218.

                                     MAXIMUM LOAN BALANCES OF POOL 2 LOANS
                                     -------------------------------------

                              ==================================================
                               NUMBER
                              OF UNITS     MAXIMUM LOAN AMOUNT OF FIRST MORTGAGE
                              --------------------------------------------------
                                           Continental           Alaska or
                                          United States           Hawaii
                                          --------------------------------
                                1           $240,000            $360,000
                                2           $307,100            $460,650
                                3           $371,200            $556,800
                                4           $461,350            $692,025
                              ==================================================

                              POOL 3 LOANS: The Pool 3 Loans have an aggregate principal balance of $54,478,825 as of the Statistical Calculation Date. All of the Pool 3 Loans are adjustable rate Loans that, after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. The original principal balance of each Pool 3 Loan will exceed the maximum loan amounts shown in the table above. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 3 Loans conveyed to the Trust at closing will be approximately $73,183,897.

CREDIT ENHANCEMENT:           Credit enhancement for each class of Notes will be
                              provided by the following:

                              EXCESS SPREAD: The weighted average coupon rate on the Loans in each Pool is generally expected to be higher than the sum of the servicing fee, the trustee fee, the premium payable to the Note Insurer, and the pass through rate on each class of Notes, thus generating excess interest collections which, along with prepayment premiums collected on the Loans, will be available to fund payments on the related class of Notes on each Payment Date. Under certain circumstances, Excess Spread from one loan Pool may be used to cover shortfalls due to delinquencies or losses in other loan Pools.

                              OVERCOLLATERALIZATION: Excess cash flow will be applied, to the extent available, to make accelerated payments of principal on the Notes; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the Loans, resulting in overcollateralization. Prior to the Overcollateralization Stepdown Date, the Overcollateralization Amount for the Class A-1, Class A-2 and Class A-3 Notes is expected to build to (i) [3.75]% of the Cut-off Date loan pool principal balance of Pool 1, (ii) [4.50%] of the Cut-off Date loan pool principal balance of Pool 2, and (iii) [4.50%] of the Cut-off Date loan pool principal balance of Pool 3, respectively.

                              On or after the Overcollateralization Stepdown Date, the Overcollateralization Amount for the Class A-1, Class A-2, and Class A-3 Notes will be permitted to decrease to (i) [7.50%] of the then outstanding aggregate unpaid principal balance of the Pool 1 Loans, (ii) [9.00%] of the then outstanding aggregate unpaid principal balance of the Pool 2 Loans, and (iii) [9.00%] of the then outstanding aggregate unpaid principal balance of the Pool 3 Loans, respectively, subject, in each such case, to a floor of [0.50%] of the original principal balance of each Pool of Loans (each such percentage then in effect, the "O/C Target"). The Overcollateralization Stepdown Date will be no earlier than the 25th month following the Closing Date and is subject to certain delinquency and loan loss tests.

                              RESERVE ACCOUNT: Amounts required to be deposited in the Reserve Account will be equal to the excess of (i) the sum of the specified overcollateralization targets for all classes of Notes and (ii) the sum of the overcollateralization amounts for all classes of Notes.

CREDIT ENHANCEMENT
(CONTINUED):                  FINANCIAL  GUARANTY  INSURANCE POLICY: A financial
                              guaranty  policy  issued  by  Financial   Security
                              Assurance,  Inc.  ("the Note  Insurer").  FSA will
                              unconditionally  and  irrevocably   guarantee  the
                              timely payment of interest and ultimate payment of
                              principal  on the Notes  (i.e.  after  any  losses
                              reduce the overcollateralization to zero, FSA will
                              cover the excess,  if any,  of the Note  principal
                              balance  over  the  Pool  balance).   The  Insured
                              Payments do not cover  Realized  Losses  except to
                              the extent that the principal balance of the Notes
                              exceeds  the  Pool  Principal   Balance.   Insured
                              Payments  do  not  cover  the  Master   Servicer's
                              failure to make Delinquency Advances except to the
                              extent  that a shortfall  of  interest  due on the
                              Notes would otherwise  result  therefrom.  The FSA
                              Insurance Policy is not cancelable for any reason.
                              THE FSA  INSURANCE  POLICY IS NOT  COVERED  BY THE
                              PROPERTY/CASUALTY    INSURANCE    SECURITY    FUND
                              SPECIFIED IN ARTICLE 76 OF THE NEW YORK  INSURANCE
                              LAW.

NOTE RATE:                    CLASS A-1  NOTES:  The  Class A-1 Notes  will bear
                              interest at a fixed rate of interest equal to [ %] per annum. The interest rate on the Class A-1 notes will increase by 0.50% commencing on the first day of the Accrual Period in which the Optional Redemption Date occurs.

                              CLASS A-2 NOTES: The Class A-2 Note Rate will be equal to the lesser of (x) the applicable Formula Note Rate and (y) the Available Funds Cap.

                              CLASS A-3 NOTES: The Class A-3 Note Rate will be equal to the lesser of (x) the applicable Formula Note Rate and (y) the Available Funds Cap.

FORMULA NOTE RATE:            The Formula  Note Rate for the Class A-2 Notes for
                              any Payment  Date will equal the lesser of (x) (i)
                              with  respect to any Payment  Date which occurs on
                              or  prior  to  the   Optional   Redemption   Date,
                              one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Redemption Date, one-month LIBOR plus [
                              %] per annum and (y) [13.00%] per annum.

                              The Formula Note Rate for the Class A-3 Notes for any Payment Date will equal the lesser of (x) (i) with respect to any Payment Date which occurs on or prior to the Optional Redemption Date, one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Redemption Date, one-month LIBOR plus [ %] per annum and (y) [13.00%] per annum.

AVAILABLE FUNDS CAP:          The  Available  Funds  Cap for the  Class  A-2 and
                              Class A-3 Notes will equal the annualized rate equal to (i) the interest due on the related Pool less such Pool's share of the servicing fee, Master Servicing fee, the Indenture Trustee fee and the premium payable to the Note Insurer, such amount divided by the principal balance of the applicable class of Notes. For any Payment Date on or after July 2000, the Available Funds Cap for the Class A-2 and Class A-3 Notes will be further reduced by 0.50%.

AVAILABLE FUNDS CAP
CARRY FORWARD AMOUNT:         If,on any Payment Date,  the  Available  Funds Cap
                              limits  the  Class  A-2 or Class  A-3  Note  Rates
                              (i.e., the rate set by the Available Funds Cap is less than the Formula Note Rate for the Class A-2 or Class A-3 Notes), the amount of any such shortfall will be carried forward and be due and payable on future Payment Dates and shall accrue interest at the applicable Formula Note Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds Cap Carry
                              Forward Amount").

                              The Insurance Policy for the Notes does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from excess cash flow remaining after (i) the payment of interest and principal due on the Notes for such Payment Date, if any (ii) reimbursement of the Note Insurer, (iii) payment of accelerated principal on the Notes to achieve the required O/C Targets for such Payment Date and for required deposits into the Reserve Account.

FEDERAL TAX ASPECTS:          The trust will be an Owner Trust. No election will
                              be made to treat the Trust  Estate or any  portion
                              thereof  as  a  REMIC  for   federal   income  tax
                              purposes.   The   Notes   will   be   treated   as
                              non-recourse debt obligations of the trust.

ERISA CONSIDERATIONS:         Subject  to  the   discussion  in  the  Prospectus
                              Supplement  and  Prospectus,   the  Notes  may  be
                              purchased by employee benefit plans that are subject to ERISA.

SMMEA ELIGIBILITY:            The Notes  will NOT  constitute  "mortgage-related
                              securities" for purposes of SMMEA.

FORM OF OFFERING:             Book-Entry  form,   same-day  funds  through  DTC,
                              Euroclear, and CEDEL.

DENOMINATIONS:                Minimum  denominations of $25,000 and multiples of
                              $1,000 thereafter.

DESCRIPTION OF THE SERVICER


o Fairbanks Capital Corp. ("Fairbanks"), a Utah corporation, was formed on February 24, 1989.

o Financial Security Assurance, Inc. owns a 25% share of Fairbanks Capital Holding Corporation.

o Fairbanks commenced mortgage servicing operations in 1989 for its own account and since 1994 has managed and serviced third-party mortgage loan portfolios. Prior to 1998, Fairbanks primarily serviced portfolios of non-performing or delinquent residential mortgage loans.

o Fairbanks is a FNMA approved seller/servicer and a FHLMC approved servicer that is engaged in the servicing of first and second lien mortgage loans.

o    Fairbanks is currently servicing over 20,000 loans.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
State                             California         170     20,705,378    29.28
                                     Florida         136      9,189,722    13.00
                                    New York          60      6,117,642     8.65
                                    Illinois          39      3,651,522     5.16
                                  Washington          24      2,657,116     3.76
                                        Ohio          46      2,589,098     3.66
                                      Oregon          17      2,017,668     2.85
                                     Georgia          26      1,986,215     2.81
                                  New Jersey          20      1,832,151     2.59
                                     Indiana          34      1,830,581     2.59
                                Pennsylvania          35      1,703,896     2.41
                                    Michigan          40      1,651,734     2.34
                                     Arizona          20      1,370,574     1.94
                               Massachusetts          14      1,360,025     1.92
                                   Tennessee          16      1,088,175     1.54
                                        Utah          10      1,054,974     1.49
                                    Colorado          12        995,531     1.41
                                      Nevada           7        936,812     1.32
                                    Missouri          12        844,510     1.19
                                       Idaho           9        805,430     1.14
                              North Carolina          10        760,627     1.08
                                       Texas           9        728,705     1.03
                                 Connecticut           8        709,600     1.00
                              South Carolina           9        522,271     0.74
                                   Louisiana           6        470,053     0.66
                                    Oklahoma           8        435,305     0.62
                                 Mississippi           8        306,485     0.43
                                   Wisconsin           6        297,514     0.42
                                    Arkansas           5        283,413     0.40
                                    Kentucky           5        279,857     0.40
                                  New Mexico           2        238,756     0.34
                               New Hampshire           3        233,731     0.33
                                    Virginia           5        221,904     0.31
                                   Minnesota           2        184,480     0.26
                                     Montana           2        156,505     0.22
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1 (CONTINUED)

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
State (continued)                     Kansas           2         80,000     0.11
                                Rhode Island           1         68,966     0.10
                                      Hawaii           1         68,138     0.10
                                    Maryland           1         65,553     0.09
                                      Alaska           1         60,468     0.09
                                        Iowa           1         48,302     0.07
                               West Virginia           1         39,678     0.06
                                    Delaware           1         30,848     0.04
                                       Maine           1         28,053     0.04
                                                  ------    -----------   ------
                                                     845    $70,707,966  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Original LTV                     15+% to 20%           2         44,427     0.06
                                 20+% to 25%           2         84,887     0.12
                                 25+% to 30%           7        377,753     0.53
                                 30+% to 35%          14        530,914     0.75
                                 35+% to 40%          17        889,237     1.26
                                 40+% to 45%          15        562,387     0.80
                                 45+% to 50%          23      1,102,260     1.56
                                 50+% to 55%          15        837,717     1.18
                                 55+% to 60%          59      3,555,120     5.03
                                 60+% to 65%          53      3,151,830     4.46
                                 65+% to 70%         120      9,273,703    13.12
                                 70+% to 75%         139     12,248,030    17.32
                                 75+% to 80%         227     21,750,383    30.76
                                 80+% to 85%          83      9,641,887    13.64
                                 85+% to 90%          67      6,528,192     9.23
                                 90+% to 95%           2        129,239     0.18
                                                  ------    -----------   ------
                                                     845    $70,707,966  100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1 (CONTINUED)

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Current Coupon                      7+ -  8%           8      1,680,932     2.38
                                    8+ -  9%         133     15,493,134    21.91
                                    9+ - 10%         232     21,314,305    30.14
                                   10+ - 11%         231     18,476,111    26.13
                                   11+ - 12%         122      7,698,826    10.89
                                   12+ - 13%          76      3,921,499     5.55
                                   13+ - 14%          40      2,027,183     2.87
                                   14+ - 15%           3         95,976     0.14
                                                  ------    -----------   ------
                                                     845    $70,707,966  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Current Balance                  10K+ to 15K           1         14,816     0.02
                                 15K+ to 20K          11        208,683     0.30
                                 20K+ to 30K          79      2,091,083     2.96
                                 30K+ to 40K         118      4,194,816     5.93
                                 40K+ to 50K         100      4,513,991     6.38
                                50K+ to 100K         323     22,755,023    32.18
                               100K+ to 250K         182     26,255,982    37.13
                               250K+ to 500K          31     10,673,573    15.10
                                                  ------    -----------   ------
                                                     845    $70,707,966  100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1 (CONTINUED)

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Property Type                  Single Family         716     60,768,267    85.94
                                  2-4 Family          73      6,125,163     8.66
                                       Condo          35      2,545,718     3.60
                                Manufactured          21      1,268,817     1.79
                                                  ------    -----------   ------
                                                     845    $70,707,966  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Loan Age                                   0         112      9,261,872    13.10
                                           1         203     16,963,711    23.99
                                           2          53      5,089,539     7.20
                                           3          59      6,041,085     8.54
                                           4          49      3,445,463     4.87
                                           5          93      7,932,606    11.22
                                           6          80      6,531,935     9.24
                                           7          73      5,716,104     8.08
                                   8 or more         123      9,725,650    13.75
                                                  ------    -----------   ------
                                                     845    $70,707,966  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Remaining Term                 Less than 353         461     37,902,991    53.60
                                         353          29      2,975,476     4.21
                                         354          38      2,863,716     4.05
                                         355          27      2,477,016     3.50
                                         356           7        525,139     0.74
                                         357          12      1,464,148     2.07
                                         358          29      2,609,301     3.69
                                         359         142     11,525,057    16.30
                                         360         100      8,365,122    11.83
                                                  ------    -----------   ------
                                                     845    $70,707,966  100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1 (CONTINUED)

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%

--------------------------------------------------------------------------------
Occupancy                     Owner Occupied         677     58,674,187    82.98
                          Non-Owner Occupied         168     12,033,779    17.02
                                                  ------    -----------   ------
                                                     845    $70,707,966  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Credit Grade                    A                    208     19,671,231    27.82
                                A-                   224     21,505,418    30.41
                                B                    198     16,309,669    23.07
                                C                    162     10,743,605    15.19
                                C-                    30      1,277,007     1.81
                                D                     23      1,201,035     1.70
                                                  ------    -----------   ------
                                                     845    $70,707,966  100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
State                             California         571     77,067,764    31.68
                                    Illinois         219     20,322,168     8.35
                                     Florida         195     16,397,478     6.74
                                  Washington         130     13,826,259     5.68
                                    New York         109     11,458,179     4.71
                                  New Jersey         100     10,882,898     4.47
                                        Utah          97     10,629,763     4.37
                                    Michigan         129      8,428,533     3.46
                                        Ohio         102      7,084,279     2.91
                                     Arizona          74      6,729,564     2.77
                                      Oregon          59      6,395,039     2.63
                                      Nevada          57      6,267,735     2.58
                                    Colorado          62      5,373,107     2.21
                               Massachusetts          43      5,241,783     2.15
                                     Indiana          68      4,715,236     1.94
                                Pennsylvania          46      2,853,601     1.17
                                    Missouri          37      2,839,646     1.17
                                   Wisconsin          38      2,688,842     1.11
                                       Idaho          32      2,443,057     1.00
                                 Connecticut          19      2,361,078     0.97
                                     Georgia          29      2,313,079     0.95
                                       Maine          22      2,219,987     0.91
                              North Carolina          22      2,031,686     0.84
                                   Tennessee          21      1,530,147     0.63
                                   Minnesota          21      1,509,229     0.62
                                       Texas          12      1,288,159     0.53
                                    Oklahoma          16      1,187,334     0.49
                               New Hampshire          16      1,080,055     0.44
                                     Montana          15      1,068,238     0.44
                                    Virginia           8        898,558     0.37
                                    Maryland           5        555,518     0.23
                                      Kansas          10        517,390     0.21
                                    Arkansas           4        481,549     0.20
                                    Delaware           3        474,608     0.20
                              South Carolina           6        414,465     0.17
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
State (continued)       District of Columbia           4        393,685     0.16
                                      Alaska           3        314,281     0.13
                                  New Mexico           6        313,878     0.13
                                      Hawaii           1        189,154     0.08
                                    Nebraska           4        181,791     0.07
                                     Vermont           1         86,800     0.04
                                    Kentucky           2         70,216     0.03
                                Rhode Island           1         45,309     0.02
                                 Mississippi           1         44,167     0.02
                                        Iowa           1         39,794     0.02
                                                  ------    -----------   ------
                                                   2,421   $243,255,086  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Original LTV                     15+% to 20%           2         62,929     0.03
                                 20+% to 25%           2        177,166     0.07
                                 25+% to 30%           6        408,532     0.17
                                 30+% to 35%           8        364,249     0.15
                                 35+% to 40%          11        583,489     0.24
                                 40+% to 45%          16      1,461,946     0.60
                                 45+% to 50%          32      2,031,968     0.84
                                 50+% to 55%          46      3,921,717     1.61
                                 55+% to 60%          80      6,177,901     2.54
                                 60+% to 65%         148     11,968,820     4.92
                                 65+% to 70%         249     20,517,955     8.43
                                 70+% to 75%         380     37,290,516    15.33
                                 75+% to 80%         803     83,845,455    34.47
                                 80+% to 85%         356     39,963,830    16.43
                                 85+% to 90%         281     34,372,363    14.13
                                 90+% to 95%           1        106,250     0.04
                                                  ------    -----------   ------
                                                   2,421   $243,255,086  100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Current Coupon                      7+ -  8%          50      6,841,301     2.81
                                    8+ -  9%         372     44,158,832    18.15
                                    9+ - 10%         805     86,777,915    35.67
                                   10+ - 11%         745     68,438,766    28.13
                                   11+ - 12%         331     28,167,049    11.58
                                   12+ - 13%         104      7,958,725     3.27
                                   13+ - 14%          14        912,497     0.38
                                                  ------    -----------   ------
                                                   2,421   $243,255,086  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Current Balance                  10K+ to 15K           2         29,950     0.01
                                 15K+ to 20K           2         33,410     0.01
                                 20K+ to 30K          45      1,180,381     0.49
                                 30K+ to 40K         143      5,101,469     2.10
                                 40K+ to 50K         224     10,206,553     4.20
                                50K+ to 100K         978     72,005,113    29.60
                               100K+ to 250K       1,021    153,036,227    62.91
                               250K+ to 500K           6      1,661,983     0.68
                                                  ------    -----------   ------
                                                   2,421   $243,255,086  100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Property Type                  Single Family       2,082    210,161,053    86.40
                                  2-4 Family         208     21,580,114     8.87
                                       Condo         114     10,209,816     4.20
                                Manufactured          17      1,304,103     0.54
                                                  ------    -----------   ------
                                                   2,421   $243,255,086  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Loan Age                                   0         818     84,037,221    34.55
                                           1         870     91,245,138    37.51
                                           2         167     16,440,476     6.76
                                           3          72      6,525,026     2.68
                                           4          73      7,379,349     3.03
                                           5          99      9,135,642     3.76
                                           6          99      9,105,562     3.74
                                           7          89      8,473,449     3.48
                                   8 or more         134     10,913,223     4.49
                                                  ------    -----------   ------
                                                   2,421   $243,255,086  100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Remaining Term                 Less than 353         140     11,306,906     4.65
                                         353          89      8,473,449     3.48
                                         354          99      9,105,562     3.74
                                         355          98      9,068,105     3.73
                                         356          72      7,341,929     3.02
                                         357          72      6,491,938     2.67
                                         358         165     16,314,802     6.71
                                         359         869     91,182,673    37.48
                                         360         817     83,969,721    34.52
                                                  ------    -----------   ------
                                                   2,421   $243,255,086  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Occupancy                     Owner Occupied       2,064    216,168,827    88.87
                          Non-Owner Occupied         357     27,086,259    11.13
                                                  ------    -----------   ------
                                                   2,421   $243,255,086  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Credit Grade                         A               344     35,375,880    14.54
                                     A-              756     85,112,779    34.99
                                     B               650     66,507,138    27.34
                                     C               496     42,418,160    17.44
                                     C-              108      8,573,534     3.52
                                     D                67      5,267,595     2.17
                                                  ------    -----------   ------
                                                   2,421   $243,255,086  100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                 DESCRIPTION       COUNT      BALANCE$      POOL%
--------------------------------------------------------------------------------
Margin                        3.50+ - 3.75%           1        82,252       0.03
                              3.75+ - 4.00%           3       302,034       0.12
                              4.00+ - 4.25%           4       524,551       0.22
                              4.25+ - 4.50%           4       263,922       0.11
                              4.50+ - 4.75%           5       573,038       0.24
                              4.75+ - 5.00%           6       544,726       0.22
                              5.00+ - 5.25%          12     1,368,108       0.56
                              5.25+ - 5.50%         174    18,311,606       7.53
                              5.50+ - 5.75%         107    12,733,619       5.23
                              5.75+ - 6.00%         516    58,256,809      23.95
                              6.00+ - 6.25%         652    67,913,233      27.92
                              6.25+ - 6.50%         183    19,677,189       8.09
                              6.50+ - 6.75%         288    25,964,580      10.67
                              6.75+ - 7.00%         113     9,197,317       3.78
                              7.00+ - 7.25%         133    10,695,834       4.40
                              7.25+ - 7.50%          67     4,868,260       2.00
                              7.50+ - 7.75%          72     5,459,859       2.24
                              7.75+ - 8.00%          40     3,108,534       1.28
                              8.00+ - 8.25%          14     1,300,865       0.53
                              8.25+ - 8.50%          17     1,313,975       0.54
                              8.50+ - 8.75%           3       337,362       0.14
                              8.75+ - 9.00%           1        63,573       0.03
                              9.00+ - 9.25%           3       167,953       0.07
                              9.25+ - 9.50%           2       163,202       0.07
                                Over 10.00%           1        62,681       0.03
                                                 ------   -----------     ------
                                                  2,421  $243,255,086    100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                 DESCRIPTION       COUNT      BALANCE$      POOL%
--------------------------------------------------------------------------------
Rate Reset                          1999/07           4       345,120       0.14
                                    1999/08          11     1,246,904       0.51
                                    1999/09          23     2,641,751       1.09
                                    1999/10          53     5,901,642       2.43
                                    1999/11          38     3,804,581       1.56
                                    1999/12          16     1,228,683       0.51
                                    2000/01          14     1,416,719       0.58
                                    2000/04           1        25,751       0.01
                                    2000/05           1        52,861       0.02
                                    2000/06           8       782,886       0.32
                                    2000/07          12       970,491       0.40
                                    2000/08          21     1,424,457       0.59
                                    2000/09          37     2,927,477       1.20
                                    2000/10          54     5,340,409       2.20
                                    2000/11          75     7,049,254       2.90
                                    2000/12         107    10,173,203       4.18
                                    2001/01          45     4,307,001       1.77
                                    2001/02          75     6,826,771       2.81
                                    2001/03          83     8,898,646       3.66
                                    2001/04         502    53,876,470      22.15
                                    2001/05         409    43,454,704      17.86
                                    2001/06           2       123,547       0.05
                                    2001/07           1       127,538       0.05
                                    2001/08           3       139,771       0.06
                                    2001/09           9       632,538       0.26
                                    2001/10          17     1,238,379       0.51
                                    2001/11          19     1,540,225       0.63
                                    2001/12           8       524,498       0.22
                                    2002/01           5       510,031       0.21
                                    2002/02           2        65,003       0.03
                                    2002/03          32     2,746,357       1.13
                                    2002/04         282    27,885,128      11.46
                                    2002/05         247    25,078,632      10.31
                                    2003/05           2        83,189       0.03
                                    2004/02           2       122,559       0.05
                                    2004/04          79     8,251,735       3.39
                                    2004/05         122    11,490,176       4.72
                                                 ------   -----------     ------
                                                  2,421  $243,255,086    100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                 DESCRIPTION       COUNT      BALANCE$      POOL%
--------------------------------------------------------------------------------
Life Cap                          12+ - 13%           1       137,468       0.06
                                  13+ - 14%           2       123,386       0.05
                                  14+ - 15%          66     9,123,088       3.75
                                  15+ - 16%         402    47,363,632      19.47
                                  16+ - 17%         822    87,232,348      35.86
                                  17+ - 18%         713    65,441,044       26.9
                                  18+ - 19%         307    25,854,555      10.63
                                  19+ - 20%          98     7,321,569       3.01
                                  20+ - 21%          10       657,997       0.27
                                                 ------   -----------     ------
                                                  2,421  $243,255,086    100.00%
================================================================================


================================================================================
AGGREGATE FIELD                 DESCRIPTION       COUNT      BALANCE$      POOL%
--------------------------------------------------------------------------------
Life Floor                         7+ -  8%          52     6,964,686       2.86
                                   8+ -  9%         385    45,840,497      18.84
                                   9+ - 10%         814    87,865,516      36.12
                                  10+ - 11%         733    66,956,373      27.53
                                  11+ - 12%         323    27,299,861      11.22
                                  12+ - 13%         102     7,572,875       3.11
                                  13+ - 14%          12       755,277       0.31
                                                 ------   -----------     ------
                                                  2,421  $243,255,086    100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
State                             California         108     32,608,711    59.86
                                    Illinois          11      3,567,128     6.55
                                  Washington          10      2,825,937     5.19
                                     Florida          10      2,717,748     4.99
                                    New York           7      2,113,649     3.88
                                  New Jersey           7      2,014,847     3.70
                                    Colorado           5      1,531,687     2.81
                                    Michigan           4      1,317,579     2.42
                                        Ohio           5      1,306,263     2.40
                                        Utah           3        809,616     1.49
                                     Arizona           2        643,750     1.18
                                    Maryland           2        580,291     1.07
                                       Maine           1        300,000     0.55
                                 Connecticut           1        296,162     0.54
                               Massachusetts           1        278,665     0.51
                                     Indiana           1        275,349     0.51
                                      Oregon           1        274,891     0.50
                                  New Mexico           1        258,523     0.47
                                     Montana           1        256,500     0.47
                                     Vermont           1        252,000     0.46
                               New Hampshire           1        249,529     0.46
                                                  ------    -----------   ------
                                                     183    $54,478,825  100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Original LTV                     50+% to 55%           1        349,845     0.64
                                 55+% to 60%           7      1,996,507     3.66
                                 60+% to 65%           5      1,571,842     2.89
                                 65+% to 70%          12      3,462,267     6.36
                                 70+% to 75%          26      7,898,493    14.50
                                 75+% to 80%          70     20,927,396    38.41
                                 80+% to 85%          31      9,187,992    16.87
                                 85+% to 90%          31      9,084,482    16.68
                                                  ------    -----------   ------
                                                     183    $54,478,825  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Current Coupon                      7+ -  8%           6      1,826,361     3.35
                                    8+ -  9%          71     21,531,677    39.52
                                    9+ - 10%          60     17,639,626    32.38
                                   10+ - 11%          36     10,577,861    19.42
                                   11+ - 12%           6      1,773,925     3.26
                                   12+ - 13%           4      1,129,375     2.07
                                                  ------    -----------   ------
                                                     183    $54,478,825  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Current Balance                100K+ to 250K          21      5,154,434     9.46
                               250K+ to 500K         162     49,324,390    90.54
                                                  ------    -----------   ------
                                                     183    $54,478,825  100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Property Type                  Single Family         179     53,180,734    97.62
                                       Condo           3        948,246     1.74
                                  2-4 Family           1        349,845     0.64
                                                  ------    -----------   ------
                                                     183    $54,478,825  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Loan Age                                   0          55     16,182,125    29.70
                                           1          73     21,573,809    39.60
                                           2          15      4,379,906     8.04
                                           3           4      1,221,763     2.24
                                           4           4      1,190,776     2.19
                                           5           8      2,469,226     4.53
                                           6           6      1,866,513     3.43
                                           7           7      2,187,498     4.02
                                   8 or more          11      3,407,210     6.25
                                                  ------    -----------   ------
                                                     183    $54,478,825  100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Remaining Term                 Less than 353          11      3,407,210     6.25
                                         353           7      2,187,498     4.02
                                         354           6      1,866,513     3.43
                                         355           8      2,469,226     4.53
                                         356           4      1,190,776     2.19
                                         357           4      1,221,763     2.24
                                         358          15      4,379,906     8.04
                                         359          73     21,573,809    39.60
                                         360          55     16,182,125    29.70
                                                  ------    -----------   ------
                                                     183    $54,478,825  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Occupancy                     Owner Occupied         179     53,269,960    97.78
                          Non-Owner Occupied           4      1,208,865     2.22
                                                  ------    -----------   ------
                                                     183    $54,478,825  100.00%
================================================================================


================================================================================
AGGREGATE FIELD                  DESCRIPTION       COUNT       BALANCE$    POOL%
--------------------------------------------------------------------------------
Credit Grade                          A               37     10,989,757    20.17
                                      A-              81     24,373,860    44.74
                                      B               45     13,497,205    24.78
                                      C               15      4,214,105     7.74
                                      C-               4      1,109,772     2.04
                                      D                1        294,125     0.54
                                                  ------    -----------   ------
                                                     183    $54,478,825  100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                DESCRIPTION       COUNT      BALANCE$      POOL%
--------------------------------------------------------------------------------
Margin                       3.75+ - 4.00%           1       278,022       0.51
                             4.50+ - 4.75%           2       618,783       1.14
                             5.25+ - 5.50%          17     5,101,689       9.36
                             5.50+ - 5.75%          13     4,182,526       7.68
                             5.75+ - 6.00%          54    15,970,761      29.32
                             6.00+ - 6.25%          38    11,206,918      20.57
                             6.25+ - 6.50%          17     4,993,374       9.17
                             6.50+ - 6.75%          23     7,070,962      12.98
                             6.75+ - 7.00%           9     2,515,355       4.62
                             7.00+ - 7.25%           5     1,450,562       2.66
                             7.50+ - 7.75%           1       245,000       0.45
                             8.00+ - 8.25%           1       294,125       0.54
                             8.75+ - 9.00%           1       258,523       0.47
                             9.25+ - 9.50%           1       292,224       0.54
                                                ------   -----------     ------
                                                   183   $54,478,825    100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                 DESCRIPTION       COUNT      BALANCE$      POOL%
--------------------------------------------------------------------------------
Rate Reset                          1999/07           1       268,135       0.49
                                    1999/09           2       631,240       1.16
                                    1999/10           7     2,087,118       3.83
                                    1999/11           4     1,223,032       2.24
                                    2000/01           3       858,976       1.58
                                    2000/07           1       297,131       0.55
                                    2000/08           1       327,951       0.60
                                    2000/09           3       917,136       1.68
                                    2000/10           2       609,697       1.12
                                    2000/11           3     1,109,132       2.04
                                    2000/12           8     2,476,730       4.55
                                    2001/01           2       574,934       1.06
                                    2001/02           7     2,210,619       4.06
                                    2001/03           7     2,021,947       3.71
                                    2001/04          44    13,116,545      24.08
                                    2001/05          27     8,115,148      14.90
                                    2001/09           1       294,492       0.54
                                    2001/10           1       275,349       0.51
                                    2001/11           1       358,967       0.66
                                    2002/03           1       262,164       0.48
                                    2002/04          20     5,853,647      10.74
                                    2002/05          18     5,213,817       9.57
                                    2004/04           8     2,178,980       4.00
                                    2004/05          11     3,195,936       5.87
                                                 ------   -----------     ------
                                                    183   $54,478,825    100.00%
================================================================================

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (CONTINUED)

================================================================================
AGGREGATE FIELD                 DESCRIPTION       COUNT      BALANCE$      POOL%
--------------------------------------------------------------------------------
Life Cap                          14+ - 15%           9     2,862,103       5.25
                                  15+ - 16%          75    22,623,815      41.53
                                  16+ - 17%          62    18,180,481      33.37
                                  17+ - 18%          31     9,133,125      16.76
                                  18+ - 19%           3       840,175       1.54
                                  19+ - 20%           3       839,125       1.54
                                                 ------   -----------     ------
                                                    183   $54,478,825    100.00%
================================================================================


================================================================================
AGGREGATE FIELD                 DESCRIPTION       COUNT      BALANCE$      POOL%
--------------------------------------------------------------------------------
Life Floor                         7+ -  8%           6     1,826,361       3.35
                                   8+ -  9%          72    21,888,898      40.18
                                   9+ - 10%          63    18,387,589      33.75
                                  10+ - 11%          36    10,696,677      19.63
                                  11+ - 12%           2       549,925       1.01
                                  12+ - 13%           4     1,129,375       2.07
                                                 ------   -----------     ------
                                                    183   $54,478,825    100.00%
================================================================================